JOINDER TO CONSENT AGREEMENT Reference is made to that certain Consent Agreement, dated as of April 26, 2016 and effective as of the Consent Effective Date (as defined therein) (as the same may be amended, supplemented or otherwise modified from time to time, the “Consent Agreement”), among TALEN ENERGY SUPPLY, LLC, a Delaware limited liability company (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, together with any permitted successor thereto, the “Administrative Agent”) and as collateral trustee (in such capacity, together with any permitted successor thereto, the “Collateral Trustee”), and the Lenders (as defined therein) party thereto. Capitalized terms used but not defined herein shall have the meanings given to them in the Consent Agreement. Each of the undersigned Lenders hereby accedes to the Consent Agreement as a Lender party thereto and agrees to and acknowledges each of the provisions thereunder in all respects, including, without limitation, the consent and waiver set forth in Section 2 thereof. Each such Lender further acknowledges that the Consent Effective Date occurred on June 2, 2016 and the Consent Agreement is in full force and effect as of such date pursuant to the terms of Section 5.1 thereof. The Consent Agreement is hereby supplemented by adding each of the undersigned Lenders as a Lender party thereto with the same effect as if each such Lender were an original signatory to the Consent Agreement in such capacity on the date of its execution. For the avoidance of doubt, the Borrower hereby acknowledges that each of the undersigned Lenders shall be deemed to have delivered its counterpart signature page to the Consent Agreement at or prior to 1:00 p.m. on April 26, 2016 for purposes of receiving the Consent Fee set forth in Section 6.1 of the Consent Agreement. Except as supplemented hereby, all of the terms and conditions of the Consent Agreement are unaffected and shall continue to be in full force and effect and shall be binding on the parties thereto in accordance with its terms. Each reference to the Consent Agreement therein or in any agreement, document or instrument executed and delivered in connection with the Proposed Transfer or in any other agreement, document or instrument shall mean and constitute a reference to the Consent Agreement as supplemented hereby. This Joinder to the Consent Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. By its acceptance hereof, the Borrower hereby ratifies and confirms its obligations under the Consent Agreement, as supplemented hereby. [The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Joinder to the Consent Agreement as of this day of , 2016. MIZUHO BANK, LTD. By: N e: Nelson h g Title: Authori ed ignatory [Signature Page to Joinder to Consent Agreement] 26th September